UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
Cardica, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51772	94-3287832
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

900 Saginaw Drive, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
          On September 30, 2009 (the “Issuance Date”), Cardica, Inc. (“Cardica”) issued an aggregate of 8,142,082 shares of common stock and warrants to purchase up to 4,071,046 shares of common stock for aggregate gross proceeds of approximately $10,200,000 (the “Private Placement”). The Private Placement was issued and sold pursuant to a Securities Purchase Agreement, dated September 25, 2009, between Cardica and certain purchasers identified on the signature pages thereto (the “Purchasers”). The per unit purchase price of a share of common stock and a warrant to purchase one half (1/2) of a share of common stock was $1.2525. The warrants will become exercisable on the date that is six months from the Issuance Date, at an exercise price of $1.45 per share, and will have a five year life. There were no underwriters or placement agents involved with the Private Placement. The issuance was made in reliance on Rule 506 promulgated under the Securities Act of 1933, as amended, and was made without general solicitation or advertising. Each Purchaser represented that it is an accredited investor with access to information about Cardica sufficient to evaluate the investment and that the common stock and warrants were being acquired without a view to distribution or resale in violation of the Securities Act of 1933, as amended. A Form D filing will be made in accordance with the requirements of Regulation D. Cardica and the Purchasers have also entered into a Registration Rights Agreement, dated September 25, 2009, pursuant to which Cardica has agreed to file within 30 days of the Issuance Date one or more registration statements registering for resale the shares of common stock and shares of common stock issuable upon exercise of the warrants sold in the Private Placement.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.6	Form of Warrant. (1)

10.24	Securities Purchase Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto. (1)

10.25	Registration Rights Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto. (1)

(1)	Filed as an exhibit to Cardica’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2009 and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: October 1, 2009	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.6	Form of Warrant. (1)

10.24	Securities Purchase Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto. (1)

10.25	Registration Rights Agreement, dated September 25, 2009, by and among Cardica, Inc. and the purchasers listed on the signature pages thereto. (1)

(1)	Filed as an exhibit to Cardica’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2009 and incorporated herein by reference.